SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               October 27, 2000


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of October 1, 2000, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-4)

                    Structured Asset Securities Corporation
           ---------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



      Delaware                     333-35026-04                 74-2440850
      ---------                    ------------                 ------------
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
    Of Incorporation)              File Number)            Identification No.)



   200 Vesey Street
   New York, New York                                             10285
  ------------------                                              -----
 (Address of Principal Executive                               (Zip Code)
               Offices)


         Registrant's telephone number, including area code:  (212) 526-5594

                                   No Change
                -----------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
         ------------

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-35026) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $690,484,171 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-A10, Class 1-A11, Class 1-AP, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-AP, Class 3-A1, Class 3-AP, Class 3-AX, Class AX, Class B1, Class B2, Class BX, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-4 on October 27, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated May 23, 2000, as supplemented by the Prospectus Supplement dated October 23, 2000 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of October 1, 2000, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and Wells Fargo Bank Minnesota, N.A, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-A10, Class 1-A11, Class 1-AP, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-AP, Class 3-A1, Class 3-AP, Class 3-AX, Class AX, Class B1, Class B2, Class BX, Class B3, Class B4, Class B5, Class B6 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of three pools of certain fixed rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $690,484,171 as of October 1, 2000. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

                  Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:


1.1 Terms Agreement, dated October 23, 2000, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1 Trust Agreement, dated as of October 1, 2000, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and Wells Fargo Bank Minnesota, N.A., as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2 Servicing Agreement, dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services Inc., as Master Servicer.

99.3 Reconstituted Servicing Agreement, dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Greenpoint Mortgage Funding Inc., as Servicer.

99.4 Reconstituted Servicing Agreement, dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Irwin Mortgage Corporation, as Servicer.

99.5 Reconstituted Servicing Agreement, dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Wells Fargo Home Mortgage Inc., as Servicer.

99.6 Reconstituted Servicing Agreement, dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Bank of America, N.A., as Servicer.

99.7 Reconstituted Servicing Agreement, dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Countrywide Home Loans Inc., as Servicer.

99.8 Reconstituted Servicing Agreement, dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and SunTrust Mortgage Inc., as Servicer.

99.9 Reconstituted Servicing Agreement (FX-9(A)), dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Chase Manhattan Mortgage Corporation, as Servicer.

99.10 Reconstituted Servicing Agreement (FX-9(B)), dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Chase Manhattan Mortgage Corporation, as Servicer.

99.11 Reconstituted Servicing Agreement (FX-10(A)), dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Chase Manhattan Mortgage Corporation, as Servicer.

99.12 Reconstituted Servicing Agreement (FX-10(B)), dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Chase Manhattan Mortgage Corporation, as Servicer.

99.13 Reconstituted Servicing Agreement, dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and First Nationwide Mortgage Corporation, as Servicer.

99.14 Reconstituted Servicing Agreement, dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and North American Mortgage Company, as Servicer.

99.15 Insurance Agreement, dated as of October 1, 2000, between MBIA Insurance Corporation, as Insurer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, Structured Asset Securities Corporation, as Depositor, and Bank One, National Association, as Trustee.

99.16 Certificate Guarantee Insurance Policy, dated October 1, 2000, issued by MBIA Insurance Corporation, as Insurer, in connection with the Class 2-A5 Certificates.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STRUCTURED ASSET SECURITIES
                                     CORPORATION


                                   By:/s/ Ellen V. Kiernan
                                      ---------------------------
                                      Name:  Ellen V. Kiernan
                                      Title:  Vice President


Dated:  November 9, 2000


                                 EXHIBIT INDEX
                                 -------------

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

Exhibit No.                                 Description                                          Page No.
-----------                                 -----------                                          --------

1.1               Terms Agreement, dated October 23, 2000, between Structured Asset
                  Securities Corporation, as Depositor, and Lehman Brothers Inc., as
                  the Underwriter.

4.1               Trust Agreement, dated as of October 1, 2000, among Structured
                  Asset Securities Corporation, as Depositor, Aurora Loan Services
                  Inc., as Master Servicer and Wells Fargo Bank Minnesota, N.A., as
                  Trustee.

99.1              Mortgage Loan Sale and Assignment Agreement, dated as of October 1,
                  2000, between Lehman Capital, A Division of Lehman Brothers Holdings
                  Inc., as Seller, and Structured Asset Securities Corporation, as
                  Purchaser.

99.2              Servicing Agreement, dated as of October 1, 2000, between Lehman
                  Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and
                  Aurora Loan Services Inc., as Master Servicer.

99.3              Reconstituted Servicing Agreement, dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc.,
                  as Seller, and Greenpoint Mortgage Funding Inc., as Servicer.

99.4              Reconstituted Servicing Agreement, dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc.,
                  as Seller, and Irwin Mortgage Corporation, as Servicer.

99.5              Reconstituted Servicing Agreement, dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc.,
                  as Seller, and Wells Fargo Home Mortgage Inc., as Servicer.

99.6 Reconstituted Servicing Agreement, dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings
                  Inc., as Seller, and Bank of America, N.A., as Servicer.

99.7              Reconstituted Servicing Agreement, dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc.,
                  as Seller, and Countrywide Home Loans Inc., as Servicer.

99.8              Reconstituted Servicing Agreement, dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc.,
                  as Seller, and SunTrust Mortgage Inc., as Servicer.

99.9              Reconstituted Servicing Agreement (FX-9(A)), dated as of October 1,
                  2000, between Lehman Capital, A Division of Lehman Brothers Holdings
                  Inc., as Seller, and Chase Manhattan Mortgage Corporation, as Servicer.

99.10             Reconstituted Servicing Agreement (FX-9(B)), dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as
                  Seller, and Chase Manhattan Mortgage Corporation, as Servicer.

99.11             Reconstituted Servicing Agreement (FX-10(A)), dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as
                  Seller, and Chase Manhattan Mortgage Corporation, as Servicer.

99.12             Reconstituted Servicing Agreement (FX-10(B)), dated as of October 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as
                  Seller, and Chase Manhattan Mortgage Corporation, as Servicer.

99.13             Reconstituted Servicing Agreement, dated as of October 1, 2000, between
                  Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller,
                  and First Nationwide Mortgage Corporation, as Servicer.

99.14             Reconstituted Servicing Agreement, dated as of October 1, 2000, between
                  Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller,
                  and North American Mortgage Company, as Servicer.

99.15             Insurance Agreement, dated as of October 1, 2000, between MBIA
                  Insurance Corporation, as Insurer, Lehman Capital, A Division of
                  Lehman Brothers Holdings Inc., as Seller, Structured Asset Securities
                  Corporation, as Depositor, and Bank One, National Association, as
                  Trustee.

99.16             Certificate Guarantee Insurance Policy, dated October 1, 2000, issued by MBIA Insurance Corporation, as Insurer, in connection with the
                  Class 2-A5 Certificates.
